Exhibit 10.10

Apollo Management V, L.P.

9 West 57th Street

New York, NY 10019

December 3, 2004

Borden Chemical, Inc.

180 East Broad Street

Columbus, Ohio 43215

Attention: Nancy G. Brown, Esq.

Reference is made to the Management Consulting Agreement (the “Management Consulting Agreement”) dated as of August 12, 2004, between Borden Chemical, Inc. (“Borden”) and Apollo Management V, L.P. (“Apollo”). Capitalized terms used in this Letter Agreement and not defined herein shall have the same meanings as such terms have in the Management Consulting Agreement.

Pursuant to Section 4(a) of the Management Consulting Agreement, Apollo hereby requests payment of such annual fee. This Letter Agreement serves to set the amount of such annual fee.

In consideration of the mutual terms, conditions and other agreements set forth herein and in the Management Consulting Agreement and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	For services rendered pursuant to Section 3(a) of the Management Consulting Agreement for the period commencing October 1, 2004 and ending on December 31, 2004, Borden hereby agrees to pay Apollo a fee of $975,000, which amount shall become due and payable on the date hereof.

2.	For services rendered pursuant to Section 3(a) of the Management Consulting Agreement for each annual period after January 1, 2005, Borden hereby agrees to pay Apollo an annual fee of $2,500,000, which annual fee shall be payable, in advance, on January 15 of each calendar year.

Except as provided herein the Management Consulting Agreement shall remain in full force and effect.

* * * * *

Please execute this letter where provided below, whereupon this letter will become a valid and binding agreement among the parties.

Very truly yours,

APOLLO MANAGEMENT V, L.P.

By:	Apollo Management V, LP,
its Manager
By:	AIF V Management, Inc.,
its General Partner

By:	/S/ JOSH HARRIS
	Name:	Josh Harris
	Title:	Senior Founding Partner

Accepted and agreed as of the date first written above:

BORDEN CHEMICAL INC.

By:	/S/ WILLIAM H. CARTER
	Name:	William H. Carter
	Title:	Executive Vice President and
Chief Financial Officer